UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Champions Oncology, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Champions Oncology, Inc.
One University Plaza, Suite 307
Hackensack, New Jersey 07601

Notice of Annual Meeting of Stockholders
to be held on
October 20, 2022

To the Stockholders of Champions Oncology, Inc.:

The Annual Meeting of Stockholders of Champions Oncology, Inc., a Delaware corporation (the “Company”), will be held at the Company’s headquarters, located at One University Plaza, Suite 307, Hackensack, New Jersey 07601, on Thursday, October 20, 2022 at 9:00 a.m., Eastern time, for the following purposes:

1.	Elect the seven Board of Director nominees named in the accompanying Proxy Statement to the Board of Directors for the ensuing year and until his successor has been elected and qualified, or until his earlier death, resignation or removal;

2.	Ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2023;

3.	Approve a non-binding advisory resolution relating to the compensation of our named executive officers; and

4.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed August 26, 2022 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

UNLESS YOU PROVIDE SPECIFIC INSTRUCTIONS AS TO HOW TO VOTE, BROKERS MAY NOT VOTE YOUR SHARES OF COMMON STOCK ON THE ELECTION OF DIRECTORS OR THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 20, 2022

Pursuant to rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information stockholders need, while lowering delivery and printing expenses. On or about September 2, 2022, we will mail to our stockholders a notice containing instructions on how our stockholders may access online our 2022 Proxy Statement and 2022 Annual Report on Form 10-K. Our Form 10-K does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company. These materials are available on the following website: https://www.iproxydirect.com/CSBR.

We invite your attention to each of these documents, and we invite you to attend the Annual Meeting of Stockholders, in person.

By Order of the Board of Directors

Ronnie Morris
Chief Executive Officer
Hackensack, New Jersey

August 29, 2022

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES ONLINE, OR UPON REQUEST, OBTAIN A PROXY CARD AND RETURN IT PROMPTLY TO OUR TABULATOR. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

Champions Oncology, Inc.
One University Plaza, Suite 307
Hackensack, New Jersey 07601
(551) 206-8104

Proxy Statement For Annual Meeting of Stockholders
Approximate Date of Mailing: September 2, 2022

The accompanying proxy is solicited by the Board of Directors of Champions Oncology, Inc., a Delaware corporation, in connection with the Annual Meeting of Stockholders (the “Meeting”) to be held on October 20, 2022, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the Meeting. The Board of Directors has fixed the close of business on August 26, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, there were outstanding 13,522,441 shares of the Company’s common stock par value $0.001 per share (the “Shares”). The Board of Directors has designated its headquarters at One University Plaza, Suite 307, Hackensack, New Jersey 07601 as the place of the Meeting. The Meeting will be called to order at 9:00 AM, Eastern time.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, references to “Champions,” “we,” “us,” “our” or “the Company” means Champions Oncology, Inc.

Pursuant to the e-proxy rules and regulations adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. On or about September 2, 2022, we will mail to our stockholders a notice (the “E-Proxy Notice”) containing instructions on how to access online our 2022 Proxy Statement, and Annual Report on Form 10-K. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the E-Proxy Notice. These materials will be available free of charge and will be sent to you within three business days of your request. Our Annual Report on Form 10-K does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company.

Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the Meeting, including the election of directors. Because most of our stockholders cannot attend the Meeting in person, it is necessary for a large number to be represented by proxy. Stockholders may vote by going online and casting their votes electronically or by requesting a proxy card and mailing it to us to the attention of Ronnie Morris, Chief Executive Officer of the Company. Please check the information forwarded by your bank, broker or other holder of record to see what options are available to you. A proxy may be revoked at any time before its exercise by delivering a later dated proxy, or written notice of revocation, to us to the attention of Ronnie Morris, Chief Executive Officer of the Company, or by voting by ballot at the Meeting. Mere attendance at the Meeting will not revoke a proxy. If you are a beneficial owner of Shares not registered in your own name, you will need additional documentation to vote personally at the Meeting, as set forth in the instruction form you receive from your bank, broker or its nominee.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why am I receiving this document?

A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Stockholders that are more fully described in this Proxy Statement.

We are providing this Proxy Statement and related proxy card to our stockholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting. A proxy, if duly executed and not revoked, will be voted in accordance with the specific instructions noted on the proxy and, if it does not contain specific instructions, will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

Q:	Who is entitled to vote?

A:	You may vote if you owned Shares on August 26, 2022, the date established by the Board of Directors under Delaware law and our by-laws for determining stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 13,522,441 Shares outstanding. Each Share outstanding on the Record Date is entitled to one vote.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote your stock. If you designate someone in writing as your proxy or proxy holder, that document is also called a proxy or a proxy card. Dr. Ronnie Morris and Mr. David Miller have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your Shares in street name. The form instructs you on how to direct your bank, broker or its nominee, as record holder, to vote your Shares.

Q:	What am I voting on at the Meeting?

A:	You will be voting on the following matters at the Meeting:

(1)     Election of the seven named nominees to the Board of Directors;
(2)     Ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm;
(3)    Approval of a non-binding advisory resolution relating to the compensation of our named executive officers; and
(4)    Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How many votes must be present to hold the Meeting?

A:	In order for the Meeting to be conducted, a majority of the outstanding Shares as of the Record Date must be represented in person or by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and Shares held of record by a bank, broker or its nominee (“Broker Shares”) that are voted on any matter (including an abstention or withheld vote by Broker Shares) are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the Shares voted in the election of directors.

Q:	What vote is needed to ratify the appointment of EisnerAmper LLP?

A:	The ratification of the appointment of EisnerAmper LLP requires the affirmative vote of a majority of the Shares present or represented by proxy at the Meeting.

Q:	What vote is needed to approve the non-binding advisory resolution relating to the compensation of our named executive officers?

A:	The approval of the non-binding advisory resolution relating to the compensation of our named executive officers requires the affirmative vote of a majority of the Shares present or represented by proxy at the Meeting that voted. Because your vote is advisory in nature, it will not be binding on the Company or the Board of Directors. However, the Board of Directors will review the results of the voting on this resolution and consider them when making future decisions on executive compensation.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that stockholders vote “FOR” all of the proposed nominees for director, “FOR” the ratification of the appointment of EisnerAmper LLP, and “FOR” the non-binding resolution approving the compensation of our named executive officers.

Q:	How do I vote?

A:	Stockholders may vote by going online and casting their votes electronically or by requesting a proxy card and mailing it to us to the attention of Ronnie Morris, Chief Executive Officer of the Company.

Stockholders who hold Shares through banks, brokers or other nominees who wish to vote at the Meeting should be provided voting instructions on the instruction form provided to them from the institution that holds their Shares. If this has not occurred, please contact the institution that holds your Shares.

The deadline for votes received by mail is 9:00 a.m., Eastern time, on October 19, 2022.

Q:	Can I attend the Meeting?

A:	The Meeting is open to all holders of our Shares as of the Record Date, August 26, 2022. However, in light of the ongoing developments related to the COVID-19 pandemic and to protect the health of our stockholders and the community, space will be limited and seating at the Meeting will be available on a first-come, first-served basis. You may vote by attending the Meeting and voting in person. Even if you plan to attend the Meeting, however, we encourage you to vote your Shares by proxy. We will not permit cameras, recording devices or other electronic devices at the Meeting.

Q:	Can I change or revoke my vote?

A:	Any stockholder giving a proxy may change or revoke it at any time before it is voted at the Meeting. A proxy can be changed or revoked by:
¬ delivering a later dated proxy, or written notice of revocation, to us to the attention of Ronnie Morris, Chief Executive Officer of the Company; or ¬ appearing at the Meeting and voting in person.

If you decide to vote by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the proxy card in the event that you decide later to change or revoke your proxy at the Meeting. Your attendance at the Meeting will not itself revoke a proxy.
If you are a stockholder whose Shares are held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction form provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to change or revoke your previously given proxy.

Q:	How will my Shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

A:	Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” the ratification of the appointment of EisnerAmper LLP, and “FOR” the non-binding resolution approving the compensation of our named executive officers. As to any other business that may properly come before the Meeting, the persons named in the enclosed proxy card or voting instruction will vote the Shares represented by the proxy in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	How will my Shares be voted if I do not return my proxy card or my voting instruction form?

A:	It will depend on how your ownership of Shares is registered. If you own your Shares as a registered holder, which means that your Shares are registered in your name with our transfer agent, your Shares will only be voted if our transfer agent receives specific voting instructions from you. Otherwise, your unvoted Shares will not be represented at the Meeting and will not count toward the quorum requirement, which is explained under “Questions and Answers — How many votes must be present to hold the Meeting?” above, unless you attend the Meeting to vote them in person.

If you are a stockholder whose Shares are held in street name, meaning that your Shares are registered in the name of your bank, broker or other nominee, your bank, broker or other nominee may not vote your Shares in its discretion (with certain limited exceptions) unless you have provided voting instructions to the bank, broker or its nominee.

Generally, your broker may vote your Shares in its discretion on “routine matters.” We believe that the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm is a routine matter for which brokerage firms may vote in their discretion on behalf of their clients if no voting instructions are provided. Therefore, if you are a stockholder whose Shares are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your Shares on the ratification of the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm.

Q:	Where can I find the results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results through a Current Report on Form 8-K that we will file with the SEC within four business days of the Meeting.

Q:	Who pays for the solicitation of proxies?

A:	We will pay for the cost of the solicitation of proxies.

Q:	Could other matters be decided at the Meeting?

A:	As of the date of the mailing of this Proxy Statement, the Board of Directors did not know of any other business that might be brought before the Meeting. However, if any other matters should properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find the corporate governance materials?

A:
The charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, are available on our Internet website at http://www.championsoncology.com under the Corporate Governance section of the Investor Relations tab and are available in print to any stockholder upon request by contacting our investor relations department as described below.

Q:	How do I communicate with the Board of Directors?

A:	Stockholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing by mail addressed to Champions Oncology, Inc., One University Plaza, Suite 307, Hackensack, New Jersey 07601, Attention: Chairman of the Nominating and Corporate Governance Committee. The Chairman of the Nominating and Corporate Governance Committee and his duly authorized agents are responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairman of the Nominating and Corporate Governance Committee is responsible for evaluating the materiality of each stockholder communication and determining whether further distribution is appropriate, and, if so, whether to (1) the full Board of Directors, (2) one or more committee members, (3) one or more Board members and/or (4) other individuals or entities.

***********

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on October 20, 2022.

This Proxy Statement and our Annual Report on Form 10-K are both available free of charge at https://www.iproxydirect.com/CSBR. We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our Annual Report on Form 10-K. Requests should be directed to our investor relations department as follows:

Champions Oncology, Inc.
One University Plaza
Suite 307
Hackensack, New Jersey 07601
Attention: David Miller, Investor Relations
Telephone: 551-206-8104

We also make available free of charge through our Internet website our Annual Reports on Form 10-K for prior years, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements on Schedule 14A and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

Proposal No. 1
Election of Directors

Our Nominating and Corporate Governance Committee has unanimously recommended to the Board of Directors, and the Board of Directors has unanimously approved, the persons named below as nominees for election to the Board of Directors at the Meeting. Each nominee has consented to being named as such and to serve as such if elected. Each of these nominees currently serves as a director. Each nominee who is elected will serve as a director until his successor is elected at our next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Unless contrary instruction is given, the person(s) named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If a nominee is unable to serve, the Shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Company's Board to eliminate the vacancy. At this time, the Company's Board does not anticipate that the nominees will be unavailable to serve.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years and positions with the Company of each nominee, and the year in which he first became a director of the Company. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee should serve as a director as of the date of this Proxy Statement, in light of the Company’s business and structure. The Nominating and Corporate Governance Committee reviews at least annually the skills and characteristics of new and existing directors. Except as described below, there are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

Name	Position(s) Presently Held
Ronnie Morris, M.D.	Chief Executive Officer and Director
Joel Ackerman	Chairman of the Board
David Sidransky, M.D.	Lead Director
Daniel Mendelson	Director
Scott R. Tobin	Director
Philip Breitfeld, M.D.	Director
Robert Brainin	Director

Ronnie Morris, M.D., age 56, has served as Chief Executive Officer and a Director of the Company since January 2017. Dr. Morris previously served as the President and a director of the Company from October 2010 to January 2017. Dr. Morris received his medical degree from the University of Medicine and Dentistry of New Jersey in 1993, completed his residency at the Long Island Jewish Medical Center in 1996, and obtained his certification from the American Board of Internal Medicine in 1996. From 1996 to 2004, Dr. Morris practiced internal medicine and was a managing partner of Prohealth Medical Group in Boca Raton, Florida where, in addition to his personal medical practice of more than 2,500 patients, he managed over 30 physicians in a multi-specialty practice, was responsible for the practice’s financial operations, and coordinated and created ancillary revenue services for the practice. From 2004 to 2006, Dr. Morris was Vice President and Medical Director of AllianceCare Inc. in Boynton Beach, Florida, a company that provides home health care, physical therapy, and doctor “house calls”. In that capacity, Dr. Morris was responsible for the physician house call business, developed new markets, managed and directed 150 employees, tripled revenue and brought his division to profitability. In 2001, in Boca Raton, Florida, Dr. Morris co-founded MDVIP, Inc., a personalized healthcare services company. Until 2009, when MDVIP was acquired by Procter and Gamble Co., Dr. Morris served on MDVIP’s Board of Directors, as Medical Director, and as a member of its executive management team. In those capacities, Dr. Morris conceptualized, developed and helped build MDVIP from a start-up company into a national leader in personalized healthcare services, with a network of 400 doctors in 29 states and 125,000 consumers/patients. Since 2009, Dr. Morris has been a private investor. Dr. Morris’s employment agreement with the Company provides that the Company will nominate him for election as a director for so long as he serves as an executive officer of the Company.

Dr. Morris is well-qualified to serve as a member of the Company’s Board of Directors, due to his extensive operational and managerial experience in the healthcare industry.

Joel Ackerman, age 57, has served as the Chairman of the Board of the Company since January 2017. Previously, Mr. Ackerman served as Chief Executive Officer and a director of the Company from October 2010 to January 2017. Mr Ackerman is currently the Chief Financial Officer of Davita, Inc. Mr. Ackerman received a bachelor’s degree from Columbia University, where he graduated summa cum laude in 1988, and a master’s degree in Physics from Harvard University in 1990.  From 1990 to 1993, Mr. Ackerman was an associate with Mercer Management Consulting, a global strategy consulting firm.  From 1993 to 2008, Mr. Ackerman was employed by Warburg Pincus, LLC, a global private equity investment firm.  There, Mr. Ackerman served in various capacities including Managing Director, Head of Healthcare Services, and as a member of the firm’s executive management team. During 2010, Mr. Ackerman served as a senior portfolio fellow with Acumen Fund, a non-profit global venture fund that uses entrepreneurial approaches to address global poverty.

Mr. Ackerman is well-qualified to serve as a member of the Company’s Board of Directors, due to his broad and extensive operational and financial experience in the healthcare and biomedical industries.

David Sidransky, M.D., age 62, has served as Lead Director of the Company since November 2016. Previously, Dr. Sidransky served as the Chairman of the Company from October 2007 to November 2016 and has served as a director of the Company since August 2007. Dr. Sidransky is a Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins University and Hospital. In the field of oncology, Dr. Sidransky is one of the most highly-cited researchers in clinical and medical journals in the world, with over 600 peer-reviewed publications in the past decade. He has also contributed to more than 60 cancer reviews and chapters. Dr. Sidransky is a founder of a number of biotechnology companies and holds numerous biotechnology patents. He has served as Vice Chairman of the Board of Directors of ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care, and was a director, until its merger with Eli Lilly. Dr. Sidransky is Chairman of the Board of Ayala Pharmaceuticals and Advaxis Immunotherapies and serves on the board of directors of Galmed, Ascentage, and Orgenesis. From 2005 to 2008, Dr. Sidransky served as Director of the American Association for Cancer Research (AACR). Dr. Sidransky is the recipient of many awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians, the 2004 Hinda and Richard Rosenthal Award for innovative research and the 2017 team award from the AACR for the development of circulating DNA testing. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. Dr. Sidransky received his bachelor’s degree from Brandeis University and his medical degree from the Baylor College of Medicine.

Dr. Sidransky is well-qualified to serve as a member of the Company’s Board of Directors, based on his extensive experience in clinical and medical oncology, his stature as a leading researcher in the field, and his experience with biotechnology companies.

Daniel N. Mendelson, age 58, has served as a Director of the Company since March 2013. Mr. Mendelson is CEO of Morgan Health at JPMorgan Chase & Co. He was previously Founder and CEO of Avalere Health, a healthcare advisory company based in Washington DC. Mr. Mendelson also served as Operating Partner at Welsh Carson, a private equity firm. Before founding Avalere, Mr. Mendelson served as associate director for Health at the Office of Management and Budget in the Clinton White House. Mr. Mendelson currently also serves as adjunct professor at the Georgetown University McDonough School of Business and on the board of Vera Whole Health and the Alliance for Health Policy. He previously served on the boards of Coventry Healthcare, HMS Holdings, Pharmerica, Partners in Primary Care, Centrexion, and Audacious Inquiry. He holds a BA from Oberlin College, and an MPP from the Kennedy School of Government at Harvard University.

Mr. Mendelson is well-qualified to serve as a member of the Company’s Board of Directors, due to his business experience in healthcare companies, government experience and business administration education.

Scott R. Tobin, age 51, has served as a Director of the Company since June 2011. Mr. Tobin joined Battery Ventures, a venture capital/private equity firm, in 1997 where he has been a managing partner of various funds affiliated with the firm since May 2000. He leads investments in the United States, Israel and Europe and has focused his investments in enterprise infrastructure, materials science, application software, business services, media and financial services. Mr. Tobin has been named multiple times to the Forbes Midas List, which ranks top venture capitalists from around the world. He graduated with honors from Brandeis University with a BA in International Relations and Islamic and Middle Eastern Studies.

Mr. Tobin is well-qualified to serve on the Company’s Board of Directors due to his extensive corporate finance and multi-national operational experience.

 Philip Breitfeld, M.D., age 69, has served as a Director of the Company since April 2016. Dr. Breitfeld has been the Chief Medical Officer for Allterum Therapeutics since December 2020. Dr. Breitfeld founded The Breitfeld Group in January 2016 and has acted as Managing Director since its inception. From 2011 to December 2015, he served in various capacities at Quintiles, including as the Global Vice President responsible for the Therapeutic Centers of Excellence and as the leader of the Oncology Center of Excellence, where he worked with many large, mid-size and emerging biopharmaceutical firms. He held senior clinical development positions at Merck KGaA (EMD Serono in the US), where he led oncology development in the US, and at BioCryst, where he led oncology development and was Associate Chief Medical Officer. Prior to his career in industry, he held academic positions at Harvard University, University of Massachusetts, Indiana University, and Duke University. He has approximately 50 publications in the literature dealing with basic cell and molecular biology, and translational and clinical oncology. He was trained in Pediatric Hematology/Oncology at the Dana-Farber Cancer Institute, was a visiting scientist at the Whitehead Institute at MIT, received his medical degree (MD) from the University of Rochester, and his undergraduate degree (AB in chemistry) from Princeton.

Dr. Breitfeld is well-qualified to serve as a member of the Company’s Board of Directors due to his extensive experience with clinical oncology development, operational experience and research.
  Robert Brainin, age 51 has served as a Director of the Company since February 2021. Mr. Brainin has served as Executive Vice President and Chief Business Officer at Veracyte (formerly HalioDx), a global diagnostics company, since July 2021. From August 2017 to January 2021, he worked at Genuity Science, where he held various positions including Chief Executive Officer, Chief Operating Officer and served as a director. Before joining Genuity, he was Vice President and General Manager of Life Sciences and Applied Genomics at Illumina, and before that as a Vice President/General Manager of the Enterprise Genomics Solutions business of Thermo Fisher Scientific, Inc. He joined Thermo Fisher via its acquisition of Life Technologies, Inc. in 2014. From 2004 to 2014, Mr. Brainin served in a number of positions at Life Technologies and its predecessor, Invitrogen, predominantly leading a variety of large businesses that served customers in the academic and BioPharma segments. In all these roles, he led the expansion of the applications of technologies or genomic data to new fields to serve the needs of growing types of users. Earlier in his career, he was a management consultant at McKinsey & Co. and has served as an adjunct professor at the University of San Diego School of Law. Mr. Brainin holds an undergraduate degree in economics from Emory University and a law degree from Harvard Law School. He currently serves on the Board of Directors of The Children’s Tumor Foundation.

Mr. Brainin is well-qualified to serve on the Board due to his extensive experience in companies that commercialize scientific technologies.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

Corporate Governance

Independence of Directors

The Company's Board of Directors has determined that Messrs. Ackerman, Sidransky, Mendelson, Tobin, Breitfeld and Brainin are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Stock Market Rules (“Nasdaq Rules”). The Company's Board of Directors currently consists of six independent directors and one non-independent director.

Board of Directors Meetings

During the fiscal year ended April 30, 2022, the Company's Board of Directors met four times. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company's Board of Directors held during the year and (2) the total number of meetings held by all committees on which the director served during such year.

Board Committees

The Company's Board of Directors has the following committees, each of which meets at scheduled times:

Audit Committee. The Audit Committee is appointed by the Company's Board of Directors to assist the Company's Board in its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. The role of the Audit Committee is to oversee management in the performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance and qualifications of the Company’s independent auditor, including the independent auditor’s independence, the performance of the Company’s internal audit function, and the Company’s compliance with legal and regulatory requirements.

The current members of the Audit Committee are: (i) Scott Tobin, who is serving as Chairperson, (ii) Joel Ackerman, and (iii) Daniel Mendelson, each of whom is independent under the Nasdaq Rules. The Company's Board of Directors has reviewed whether our Audit Committee members meet the heightened independence standards of Rule 10A-3 of the Securities Exchange Act and the Nasdaq Rules, and concluded that each member meets such requirements. The Company's Board of

Directors has also examined the SEC’s definition of “audit committee financial expert” and determined that Mr. Tobin satisfies this definition. Accordingly, Mr. Tobin has been designated by the Company's Board of Directors as the Company’s audit committee financial expert. The Audit Committee met four times during the fiscal year ended April 30, 2022.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and procedures that are intended to assure that the Company's Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and the stockholders on an ongoing basis. The Nominating and Corporate Governance Committee makes recommendations to the Company's Board of Directors regarding matters and practices concerning the Company's Board, its committees and individual directors; evaluates the current composition and governance structure of the Company's Board and determines its future requirements; makes recommendations concerning the qualifications, compensation and retirement age of directors; recommends nominees for election to the Company's Board and establishes and administers a Board evaluation process; makes recommendations to the Company's Board about the appointment of directors to the Board Committees and the selection of the Chairpersons of the Board Committees; and reviews timely nominations by stockholders for the election of directors and ensures that such stockholders are advised of any action taken by the Company's Board with respect thereto.

The current members of Nominating and Corporate Governance Committee are: (i) Daniel Mendelson and (ii) Robert Brainin, each of whom is independent under the Nasdaq Rules. The Nominating and Corporate Governance Committee met one time during the fiscal year ended April 30, 2022. The policy of the Company's Board of Directors is to encourage the selection of directors who will contribute to our company. The Nominating and Corporate Governance Committee considers recommendations from stockholders, as well as other people, as it deems appropriate. Stockholders wishing to nominate a director candidate must comply with certain procedures. We explain the procedures for nominating a director candidate at next year’s annual meeting in “Other Matters.”

Compensation Committee. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee, among other things, reviews all forms of compensation for senior management of the Company, including the form and amount of current salary, deferred salary, cash and non-cash benefits and all compensation plans of the Company; approves base salary amounts, incentive and bonus compensation amounts and individual stock and/or option grants and awards for all corporate officers at or above the Vice President level (including the Chief Executive Officer) and all other reporting officers of the Company; has administered the Company’s Equity Incentive Plans; prepares and approves reports to stockholders on compensation matters required by the SEC and other government bodies; performs an annual performance appraisal for the Chief Executive Officer and other senior managers designated by the Board; and establishes levels of director compensation.

The current members of the Compensation Committee are: (i) Scott Tobin and (ii) Daniel Mendelson, each of whom is independent under the NASDAQ Rules. The Compensation Committee met one time during the fiscal year ended April 30, 2022.

Director Compensation

The following table summarizes the compensation paid to directors, other than directors who are also named executive officers and whose compensation as directors is reflected in the Summary Compensation Table in the Executive Compensation section of this Proxy Statement, for the fiscal year ended April 30, 2022.

Name (1)	Fees Earned or Paid in cash ($)	Stock awards ($)	Option awards ($) (2)	All other compensation ($)	Total ($)
Joel Ackerman	—	—	103,225		103,225
Philip Breitfeld	17,500	—	47,951	—	65,451
Daniel Mendelson	—	—	69,254	—	69,254
David Sidransky	17,500	—	47,951	—	65,451
Scott R. Tobin	—	—	72,913	—	72,913
Robert Brainin	20,000	—	46,934	—	66,934

(1)Ronnie Morris is a named executive officer whose compensation is set forth in the Summary Compensation Table and related disclosure in the “Executive Compensation” section of this Proxy Statement. Dr. Morris did not receive any additional compensation for his service as a director.
(2)Included in the Option Awards column is the grant date fair value of stock option grants, calculated in accordance with FASB ASC Topic 718.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2008.

Communications with the Board

Any stockholder desiring to contact the Company's Board of Directors, a specified Committee of the Company's Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Chairman of the Nominating and Corporate Governance Committee, One University Plaza, Suite 307, Hackensack, New Jersey 07601. Any proper communication so received will be processed. If it is unclear from the communication received whether it was intended or appropriate for the Company's Board, a committee of the Company's Board, or individual director(s), the Chairman of the Nominating and Corporate Governance Committee will (subject to any applicable regulatory requirements) use his judgment to determine whether such communication should be conveyed to the Company's Board of Directors, or, as appropriate, a committee of the Company's Board or to the member(s) of the Company's Board named in the communication.

Leadership Structure and Risk Oversight

While the Company's Board of Directors believes that there are various structures which can provide successful leadership to the Company, we currently have separate individuals serving in the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. This structure is appropriate at this time to the Company’s business because it reflects the industry experience, vision and energy brought to the Company's Board of Directors by the Chairman, Mr. Ackerman, and the Chief Executive Officer, Dr. Morris.

Management is responsible for the day-to-day management of risks the Company faces, while the Company's Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Company's Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Company's Board meetings and is available to address any questions or concerns raised by the Company's Board of Directors on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Related Party Transactions

During the years ended April 30, 2022 and 2021, we engaged in the following transactions with our directors, executive officers, nominees for director, immediate family members of our directors, executive officers or nominees, and beneficial owners of 5% or more of our common stock:

Dr. Sidransky, who is one of our directors, and who beneficially owned approximately 5.9% of our common stock as of the Record Date, received $36,000 and $54,000 in consulting fees from us during the fiscal years ended April 30, 2022 and 2021, respectively.

Dr. Breitfeld, who is one of our directors, and who beneficially owned less than one percent of our common stock as of the Record Date, received $5,500 and $17,000 in consulting fees from us during the fiscal year ended April 30, 2022 and 2021, respectively.

Beneficial Ownership

The following table sets forth, as of the Record Date, the total number of shares of common stock beneficially owned by (i) each of our named executive officers, (ii) each of our directors, (iii) all of our current directors and officers as a group and (iv) the present owners of 5% or more of the outstanding shares of our common stock known to the Company. For purposes of calculating beneficial ownership, the applicable percentage of ownership is based upon 13,522,441 shares of common stock outstanding as of the Record Date. Shares issuable pursuant to options exercisable within 60 days after the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of ownership for any other person. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares of our common stock represents sole voting and investment power with respect to those shares.

Name and Address (1)	Number of shares beneficially owned	Percentage of class
Directors, Nominees and Named Executive Officers
Joel Ackerman (2)	1,178,231	8.4%
Daniel Mendelson (3)	166,715	1.2%
David Miller (4)	65,516	*
Ronnie Morris, M.D. (5)	1,258,238	9.0%
David Sidransky, M.D. (6)	803,649	5.9%
Scott R. Tobin (7)	2,495,947	18.4%
Philip Breitfeld (8)	51,244	*
Robert Brainin (9)	17,933	*
All directors and executive officers as a group (8 persons) (10)	6,037,473	44.0%
5% Owners (not included above)
New Enterprise Associates 14, L.P. (11)	1,713,720	12.7%
Norman H. Pessin (12)	742,161	5.5%
West Elk Partners, LP (13)	1,093,387	8.1%

* Less than one percent.

(1)Unless otherwise specified below, the business address of each of the above persons is: c/o Champions Oncology, Inc., One University Place, Suite 307, Hackensack, NJ 07601.
(2)Includes 452,453 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(3)Includes 103,958 shares held by a revocable living trust of which Mr. Mendelson is the lifetime beneficiary and co-trustee and 43,614 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(4)Consists of 65,516 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(5)Includes 411,742 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date and 8,333 shares held by a partnership in which Dr. Morris is a partner.
(6)Includes 41,377 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(7)Includes 54,851 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date. Also includes 2,397,699 shares held by Battery Ventures IX, L.P. (“BVIX”) and 23,397 shares held by Battery Investment Partners IX, LLC (“BIPIX”). Battery Partners IX, LLC (“BPIX”) is the sole general partner of BVIX and the sole managing member of BIPIX. BPIX’s investment advisor is Battery Management Corp. (together with BPIX, the “Battery Companies”). Mr. Tobin, Thomas J. Crotty, Richard D. Frisbie, Kenneth P. Lawler, R. David Tabors, Roger H. Lee, Neeraj Agrawal, Michael M. Brown, and Jesse Feldman are the managing members and officers of the Battery Companies and may be deemed to share voting and dispositive power over the shares held by BVIX and BIPIX. Mr. Tobin, Mr. Crotty, Mr. Frisbie, Mr. Lawler, Mr. Tabors, Mr. Lee, Mr. Agrawal, Mr. Brown, and Mr. Feldman each expressly disclaims beneficial ownership over all shares held by BVIX and BIPIX except to the extent of their indirect pecuniary interest therein. The business address of BVIX, BIPIX and BPIX is c/o Battery Ventures, One Marina Park Drive, Suite 1100, Boston, MA 02210.
(8)Consists of 41,377 shares issuable upon exercise of options that have vested or will vest within 60 days of the Record Date.
(9)Consists of 17,933 shares issuable upon exercise of options that have vested or will vest within 60 days of the Record Date.
(10)Includes 1,128,863 shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(11)Based on a Form 4 filed March 10, 2020. The business address of New Enterprise Associates 14, L.P. is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.
(12)Based on a Schedule 13D/A filed on August 8, 2017. The business address of Mr. Pessin is 400 E.51st Street, PH 31, New York, New York 10022.
(13)Based on a Schedule 13G/A filed on February 14, 2022. The business address of West Elk Partners, LP is 1175 Peachtree Street NE, Suite 360, Atlanta, Georgia 30361.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and each person who owns more than 10% of the Shares filed with the SEC an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company’s knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them in fiscal 2022, except that Mr. Brainin's Forms 4 with respect to option grants were filed late.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with EisnerAmper LLP, the independent auditors for the Company for the fiscal year ended April 30, 2022, the matters required to be discussed by Statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board and has discussed with the independent auditors the independent auditors’ independence.

Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for filing with the SEC.

The Audit Committee

Scott Tobin, Chair

Daniel Mendelson

Joel Ackerman

Independent Public Accountants Fees

The following is a description of the fees billed to the Company by EisnerAmper LLP during the fiscal years ended April 30, 2022 and 2021:

Audit Fees. Audit fees include fees paid by the Company to EisnerAmper LLP in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s interim financial statements. Audit fees also include fees for services performed by EisnerAmper LLP that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by EisnerAmper LLP for audit services rendered to the Company for the fiscal years ended April 30, 2022 and 2021 totaled $228,800 and $215,725, respectively.

Audit Related Fees. The Company did not incur any audit related services fees from EisnerAmper LLP for the fiscal years ended April 30, 2022 and 2021.

Tax Fees. Tax fees include corporate tax compliance, counsel and advisory services. The Company incurred $35,700 and $25,500 in tax related services fees from EisnerAmper LLP for the fiscal years ended April 30, 2022 and 2021, respectively.

All Other Fees. The Company did not incur any additional fees for the fiscal year ended April 30, 2022 and 2021.

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors.

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2023. EisnerAmper LLP has served as the Company’s independent public accountants since fiscal 2015. A representative of EisnerAmper LLP is expected to be present at the Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.

EisnerAmper LLP’s principal function is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited views of the financial statements included in our quarterly reports.

THE BOARD OF DIRCTORS AND THE AUDIT COMMITTEE RECOMMEND THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2023.

Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification by our by-laws or otherwise. However, the Company's Board of Directors is submitting the appointment of EisnerAmper LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain EisnerAmper LLP, notwithstanding the fact that the stockholders did not ratify the appointment or may select another nationally recognized accounting firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee reserves the right, in its discretion, to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Proposal No. 3
Non-Binding Proposal to Approve the Compensation of Our Executive Officers

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The compensation of our named executive officers is comprehensively described in the Executive Compensation section, and the accompanying tables (including all footnotes) and narrative, of this Proxy Statement.

The Compensation Committee designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, stockholder value and company-wide performance, and are competitive with peer companies of similar complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2022, the Compensation Committee believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with stockholders’ long-term interests, focusing on the long-term and creating balanced program elements that encourage aligned, systemic, sustainable performance.

Neither the approval nor the disapproval of this resolution will be binding on us or the Company's Board of Directors or will be construed as overruling a decision by us or the Company's Board of Directors. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Company's Board of Directors. However, the Compensation Committee values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Executive Compensation

Management

At April 30, 2022, the Company had two executive officers: Ronnie Morris, our Chief Executive Officer and David Miller, our Chief Financial Officer. See “Election of Directors” above for Dr. Morris’s biographical information. Mr. Miller’s biographical information appears below.

David Miller, age 53, has served as our Chief Financial Officer since May 2017 and as our Vice President, Finance from June 2013 until April 2017. Prior to joining the Company, Mr. Miller served as the Vice President of Finance and Operations at DMCWW, LLC, a private equity company focused on investing and operating start-up enterprises in the consumer technology space. From January 2006 to March 2010, Mr. Miller served as the Chief Financial Officer of NAF Funding, LLC, a nationwide financial services firm that brokers transactions involving the trading of life insurance policies. From January 2000 to December 2005, Mr. Miller was the Vice President of Finance and Operations at IDT Corp., where he led the creation and growth of the consumer phone services division to over one million customers of local and long distance service. From 1997 to 1999, he was an Assistant Vice President of the Internal Audit Department at Deutche Bank. Mr. Miller also held Senior Accountant positions at Schonbraun, Safris, Sternlieb, LLC and Margolin, Winer and Evans. Mr. Miller earned a B.S. from Yeshiva University in 1991 and an MBA from Fordham University in 1999. He is a Certified Public Accountant.

Executive Compensation Introduction

In this section, information is discussed with respect to “named executive officers.” As defined by the SEC regulations applicable to the Company, “named executive officers” include all individuals who served as the Company’s principal executive officer during the year ended April 30, 2022, the Company’s two most highly compensated executive officers whose total compensation for the fiscal year ended April 30, 2022 exceeded $100,000 (other than the principal executive officer) and who were serving in such capacities on April 30, 2022, and up to two additional individuals for whom disclosure would have been provided as the two most highly compensated executive officers but for the fact that they were not serving as executive officers on April 30, 2022. The Company’s principal executive officer at April 30, 2022 and during fiscal 2021 was Dr. Morris (since January 2017) and the Company’s other most highly compensated executive officer at April 30, 2022 and during fiscal 2021 was Mr. Miller.

Summary Compensation Table

The following table sets forth information regarding the total compensation paid or earned by the named executive officers as compensation for their services in all capacities during the fiscal years ended April 30, 2022 and 2021.

Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation	Total ($)

Ronnie Morris	2022	400,000	400,000	—	—	—	800,000
Chief Executive Officer	2021	375,000	400,000	—	—	—	775,000

David Miller	2022	260,000	35,000	—	26,538	—	321,538
Chief Financial Officer	2021	250,000	35,000	—	26,681	—	311,681

(1)The amounts shown in the “Option Awards” column reflect the grant date value of the stock option awards computed in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of valuation assumptions, see note 8 to the financial statements in the Company's Form 10-K filed on July 22, 2022. While these amounts are deductible for federal income tax purposes, for financial statement purposes these amounts are charged to additional paid-in capital.

The Compensation Committee has the right to change and increase the compensation of executive officers at any time.

Employment Agreements

Ronnie Morris, M.D., Chief Executive Officer

The Company entered into an employment agreement with Dr. Morris dated November 5, 2013, which provides for Dr. Morris’ continued employment as President of the Company and provides further that his annual salary will be $305,000 per year. The agreement also provides that for so long as Dr. Morris serves as an executive officer of the Company, the Company's Board of Directors shall nominate him as a director. On March 16, 2015, the Company amended the employment agreement, whereby compensation for 2016 consisted only of stock options. For the fiscal year ended April 30, 2017, the Company and Dr. Morris agreed to extend the amended employment agreement through fiscal year 2017 whereby compensation would consist only of stock options. Dr. Morris will be eligible to receive an annual bonus, with a target of 50% of his annual salary upon achievement of the Company’s annual plan and a maximum payout of 75% of his annual salary, which bonus may be payable in cash or equity at the discretion of the Company’s Board of Directors. On July 21, 2016 the options previously received pursuant to the employment agreement were exchanged for: (i) an option to purchase 101,521 Shares, subject to time-based vesting and (ii) an option to purchase 101,521 Shares, subject to performance-based vesting, both under the Company’s 2010 Equity Incentive Plan and both with an exercise price of $2.10 per Share. In addition, all options will vest immediately upon a change of control of the Company.

In January 2019, Dr. Morris’ agreement was amended to provide that he receive an annual salary of $375,000 in cash. In February 2020, the Board of Directors approved a one-time cash bonus of $950,000 to Dr. Morris to be paid over several quarters beginning in the latter half of fiscal 2021. At the onset of fiscal 2022, the Compensation Committee approved an increase in his annual salary to $400,000 in cash.

David Miller, Chief Financial Officer

The Company entered into an employment agreement with Mr. Miller dated May 28, 2013, which provides for Mr. Miller's continued employment as Vice President, Finance, of the Company and provides further that his annual salary will be $180,000 per year with a first year bonus of no less than 15% of annual salary. Mr. Miller is also eligible for consideration of an annual increase in salary and a bonus equal to 20% of his annual salary. In addition, Mr. Miller was granted an option to purchase 6,154 shares of the Company's common stock under the terms of the Company's 2010 Equity Incentive Plan. On July 21, 2016 the options received pursuant to the May 28, 2013 employment agreement were exchanged for an option to purchase 5,515 Shares, subject to time-based vesting, under the Company’s 2010 Equity Incentive Plan and with an exercise price of $2.10 per Share. In addition, all options will vest immediately upon a change of control of the Company.

Outstanding Equity Awards at 2022 Fiscal Year End

The following table sets forth, for each of the named executive officers named in the Summary Compensation Table, information with respect to unexercised options as of the Company’s fiscal year ended April 30, 2022:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)
Ronnie Morris, M.D. (2)	279,177	—	$1.60	10/28/2026
	132,565	—	$2.51	7/27/2027
David Miller (3)	5,515	—	$2.10	6/3/2023
	11,251	—	$2.10	5/22/2025
	25,000	—	$2.10	7/19/2026
	10,000	—	$2.51	7/27/2027
	12,500	—	$3.62	4/9/2028
	—	25,000	$5.23	10/31/2029
	—	6,000	$7.05	9/10/2030
	—	5,000	$8.98	6/23/2031

(1)All vested options will be exercisable over a ten-year period expiring on the tenth anniversary of the grant date, subject to earlier termination upon certain events.
(2)Comprised of 279,177 options issued on October 28, 2016 and 132,565 options issued on July 27, 2017.
(3)Comprised of 16,766 exchange options issued on July 21, 2016, 25,000 options issued on July 19, 2016, 10,000 options issued on July 27, 2017, 12,500 options issued on April 9, 2018, 25,000 options issued on October 31, 2019, 6,000 options issued on September 10, 2020, and 5,000 options issued on June 23, 2021.

Equity Compensation Plan Information

The following table provides information, as of April 30, 2022, with respect to all compensation arrangements maintained by the Company, including individual compensation arrangements, under which Shares are authorized for issuance. The weighted-average exercise price does not include restricted stock.

Plan Category	Number of Securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders (2021 Equity Incentive Plan)	153,552	$9.48	1,846,448
Equity compensation plans approved by stockholders (2010 Equity Incentive Plan)	1,504,687	$4.01	(1)
Total	1,658,239		1,846,448

(1) No additional grants can be made under the 2010 Equity Incentive Plan.

Other Matters

The Company's Board of Directors is not aware of any other matter which may be presented for action at the 2022 Annual Meeting of Stockholders, but should any other matter requiring a vote of the stockholders arise at the 2022 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

As a matter of policy, the Company will accord confidentiality to the votes of individual stockholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. Votes cast by proxy or in person at the Meeting will be tabulated by the Company and will determine whether or not a quorum is present. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Any stockholder desiring to present a proposal at the 2023 Annual Meeting of Stockholders and wishing to have that proposal included in the Proxy Statement for that meeting must submit the same in writing to the Secretary of the Company at One University Plaza, Suite 307, Hackensack, New Jersey 07601, in time to be received by no earlier than April 1, 2023 and no later than May 1, 2023.

Stockholders who do not plan to attend the Meeting are urged to vote by telephone, electronically via the Internet, or to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

By Order of the Board of Directors,

Ronnie Morris

Chief Executive Officer

Hackensack, New Jersey

August 29, 2022

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 30, 2022, TO EACH STOCKHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, CHAMPIONS ONCOLOGY, INC., ONE UNIVERSITY PLAZA, SUITE 307, HACKENSACK, NEW JERSEY 07601.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

CHAMPIONS ONCOLOGY, INC. One University Plaza, Suite 307 Hackensack, New Jersey 07601

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS – October 20, 2022 at 9:00 AM
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Ronnie Morris and David Miller, and each of them, as proxy, with full power of substitution, to vote as designated below all of the Shares the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at One University Place, Suite 307, Hackensack, New Jersey 07601, on October 20, 2022 at 9:00 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

EMAIL:	PROXY@ISSUERDIRECT.COM

INTERNET:	https://www.iproxydirect.com/CSBR

PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHAMPIONS ONCOLOGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	Election Of Directors:	FOR ALL	WITHHOLD ALL	FOR EXCEPT
To elect seven (7) Board of Director nominees named in the accompanying Proxy Statement to the Board of Directors for the ensuing year and until his successor has been elected and qualified, or until his earlier death, resignation or removal:
		❑	❑
	Ronnie Morris, M.D.			❑	Control ID:
	Joel Ackerman			❑	REQUEST ID:
	David Sidransky, M.D.			❑
	Daniel Mendelson			❑
	Scott R. Tobin			❑
	Philip Breitfeld, M.D.			❑
	Robert Brainin			❑
Proposal 2	Ratification of Auditors:	FOR	AGAINST	ABSTAIN
	Proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2023.	❑	❑	❑
Proposal 3	Say on Pay:	FOR	AGAINST	ABSTAIN
	Proposal to approve the non-binding advisory resolution relating to the compensation of our named executive officers.	❑	❑	❑
Proposal 4	In his/their discretion, the proxy/proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ❑

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholders. If no direction is made, this proxy will be voted FOR the election of all nominees, FOR the ratification of the appointment of EisnerAmper LLP as independent registered public accounting firm for the Company for the year ending April 30, 2023, FOR the non-binding advisory resolution relating to the compensation of the Company’s named executive officers, and in the discretion of the proxy or proxies upon any other business which properly comes before the meeting.
MARK HERE FOR ADDRESS CHANGE ❑ New Address (if  applicable):
____________________________
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022